SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
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Check the appropriate box:
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   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Granite State Bankshares, Inc.
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              (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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GRANITE                122 West Street
STATE                  Post Office Box 627
BANKSHARES             Keene, New Hampshire 03431-0627
                       Telephone: 603/352-1600

                                                             March 15, 2001

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Granite State Bankshares, Inc. ("Granite State" or the "Company"), to be held on April 10, 2001 at 10:00 a.m., at the Keene Country Club, Keene, New Hampshire.

      Matters to be considered at the Annual Meeting include the election of four directors and the ratification of the appointment of independent auditors for the fiscal year ending December 31, 2001. During this meeting, we will also report on the operations of Granite State. Directors and officers of Granite State, as well as representatives of Grant Thornton LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have. For the reasons set forth in the proxy statement, the Board unanimously recommends a vote "FOR" each of the nominees listed under Proposal 1 and "FOR" Proposal 2.

      Detailed information concerning the activities and operating performance of Granite State during the year ended December 31, 2000, is contained in our annual report, which is enclosed.

      I hope you will be able to attend this meeting in person. Whether or not you expect to attend, I urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

      We look forward to seeing you at the Annual Meeting.

                                       Sincerely,

                                       /s/  Charles W. Smith

                                       Charles W. Smith

                       GRANITE STATE BANKSHARES, INC.
                               122 West Street
                         Keene, New Hampshire 03431
                               (603) 352-1600


                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on April 10, 2001


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Granite State Bankshares, Inc. will be held on April 10, 2001, at 10:00 a.m., at the Keene Country Club, West Hill Road, Keene, New Hampshire.

      A proxy statement and proxy card for this Annual Meeting are enclosed herewith. The Annual Meeting is for the purpose of considering and voting upon the following matters:

      1. The election of four directors, for terms of three years each, or until their successors are elected and qualified;

      2. The ratification of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 31, 2001; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any such other business.

      Pursuant to the Bylaws, the Board of Directors has fixed March 2, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of Common Stock of the Company as of the close of business on March 2, 2001 will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

      EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF GRANITE STATE A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER OF RECORD PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

                                       By Order of the Board of Directors

                                       /s/  Charles B. Paquette

                                       Charles B. Paquette
                                       Secretary

Keene, New Hampshire
March 15, 2001

                       GRANITE STATE BANKSHARES, INC.
                               122 West Street
                         Keene, New Hampshire 03431

                               PROXY STATEMENT
                       ANNUAL MEETING OF STOCKHOLDERS
                       GRANITE STATE BANKSHARES, INC.
                               April 10, 2001

Solicitation and Voting of Proxies

      This proxy statement is being furnished to stockholders of Granite State Bankshares, Inc. ("Granite State" or the "Company"), in connection with the solicitation by the Board of Directors of the Company ("Board of Directors" or the "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting") to be held on April 10, 2001, at the Keene Country Club, Keene, New Hampshire, at 10:00 a.m., and at any adjournments thereof.

      This proxy statement and the accompanying proxy card are initially being mailed to recordholders on or about March 15, 2001.

      Regardless of the number of shares of common stock owned, it is important that recordholders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of Granite State will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of each of the nominees for director named in this proxy statement and FOR the ratification of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

      The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof, including any motion to adjourn the Annual Meeting in order to solicit additional proxies or otherwise.

      The cost of solicitation of proxies in the form enclosed herewith will be borne by Granite State. In addition to the solicitation of proxies by mail, Registrar and Transfer Company, a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee estimated to be $2,000, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and regular employees of the Company or Granite Bank, a subsidiary of the Company (the "Bank"), without additional compensation therefor. Granite State will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Revocation of Proxy

      A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Annual Meeting.

Voting Securities

      The securities which may be voted at the Annual Meeting consist of shares of common stock of Granite State, par value $1.00 per share (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting.

      The close of business on March 2, 2001 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and any adjournments thereof. On the Record Date, Granite State had 5,370,220 shares of Common Stock outstanding.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or to ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Under New Hampshire law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of shares voted, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      Concerning the other matter to come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. This matter shall be determined by a majority of the votes cast FOR or AGAINST. Hence, shares as to which the "ABSTAIN" box has been selected on the proxy card and broker non-votes will not affect the vote as to that matter.

      Proxies solicited hereby will be returned to the proxy solicitors or the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Security Ownership of Certain Beneficial Owners

      The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date as disclosed in certain reports regarding such ownership filed with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), by such persons or groups. Other than those persons listed below, the Company is not aware of any person or group that owns more than 5% of the Company's Common Stock as of the Record Date.

Title of                 Name and Address          Amount and Nature of   Percent of
Class                  of Beneficial Owner         Beneficial Ownership     Class
--------               -------------------         --------------------   ----------

Common Stock      Granite State Bankshares, Inc.         368,083<F1>        6.85%
                   Employee Stock Ownership
                   Plan and Trust ("ESOP")
                   122 West Street
                   Keene, New Hampshire 03431

<F1>  Messrs. Koontz, Smedley and Smith serve as the administrative committee of the ESOP (the "ESOP Committee"). In addition, Future Planning Associates, Inc., an unrelated corporate trustee, has been appointed ESOP Trustee ("ESOP Trustee"). All shares held in the ESOP Trust and allocated to participants (368,083 shares), will be voted by the ESOP Trustee as directed by such participants.

               PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
                     PROPOSAL 1 - ELECTION OF DIRECTORS

      In accordance with the Bylaws, Granite State currently has ten (10) directors. Directors of the Company are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified. The Bylaws of Granite State provide that no person may serve as director after attaining 70 years of age.

      All nominees named are presently directors of the Company. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any person and Granite State.

      In the event that a nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card if executed and returned will be voted FOR the election of all nominees proposed by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to Nominees,
 Continuing Directors and Executive Officers

      The following table sets forth, as of the Record Date, the names of nominees, continuing directors and "named executive officers", as defined below, their ages, the year in which each became a director and the year in which their terms (or in the case of nominees, their proposed terms) as director of the Company expire and the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group.

                                                Expiration                             Percent
                                     Director   of Term as    Amount and Nature of       of
Name                          Age     Since      Director    Beneficial Ownership<F1>   Class
----                          ---    --------   ----------   -----------------------   -------

NOMINEES

Dr. David M. Bartley          66      1997         2004         5,781<F2>                  *
Peter C. Read                 65      2001         2004        18,147<F3>                  *
Charles W. Smith              58      1986         2004       209,022<F4><F5>            3.86%
James C. Wirths III           64      1994         2004        34,830<F6>                  *

CONTINUING DIRECTORS

David J. Houston              66      1997         2002        31,556<F7>                  *
William Smedley, V            69      1986         2002        40,648<F6>                  *
E. Story Wright               61      1999         2002        16,068<F8>                  *
Philip M. Hamblet             55      1990         2003        56,800<F6>                1.06%
Joseph S. Hart                51      1999         2003        12,102<F8>                  *
James L. Koontz               66      1994         2003        17,172<F6>                  *

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

William C. Henson             45         -            -        90,751<F9><F10>           1.68%
Charles B. Paquette           48         -            -       139,849<F9><F10>           2.59%
William G. Pike               49         -            -        87,026<F9><F10>           1.61%
All directors and executive
 officers as a group
 (14 persons)                                                 769,048<F11><F12><F13>    13.83%

*     Represents less than 1.00% of the Company's voting securities.

<F1>  Includes all shares of stock owned by each director or named executive officer, their spouse, or as custodian or trustee, over which shares such individuals effectively exercise sole or shared voting or investment power.

                                         (footnotes continued on next page)




<F2>  Includes 3,000 shares subject to options granted to Dr. Bartley, which are currently exercisable.

<F3>  Includes 10,196 shares subject to options granted to Mr. Read, which are currently exercisable.

<F4>  Includes 56,547 shares held by the ESOP Trust for the benefit of Mr.
      Smith and over which Mr. Smith has current voting rights.

<F5>  Includes 41,200 shares subject to options granted to Mr. Smith, which are currently exercisable.

<F6>  Includes 9,000 shares subject to options granted to each of Messrs.
      Wirths, Smedley, Hamblet and Koontz, which are currently exercisable.

<F7>  Includes 1,125 shares subject to options granted to Mr. Houston, which are currently exercisable.

<F8>  Includes 5,625 shares subject to options granted to each of Mr. Hart and Ms. Wright, which are currently exercisable.

<F9>  Includes 26,116 shares, 29,899 shares and 9,120 shares held by the
      ESOP Trust for the benefit of Messrs. Henson, Paquette and Pike, respectively, and over which they have current voting rights.

<F10> Includes 27,028 shares subject to options granted to each of Messrs.
      Henson, Paquette and Pike, which are currently exercisable.

<F11> Excludes shares held by the ESOP Trust that are allocated to non-
      executive officers and employees.

<F12> Includes 9,296 shares (including 7,755 shares subject to options which are currently exercisable) owned by one person who is a member of the Board of Directors of Granite Bank, but not of the Company.

<F13>  Includes 191,610 shares subject to options granted to Directors and executive officers, which are currently exercisable, and 121,682 shares held by the ESOP Trust for the benefit of named executive officers and over which the named executive officers have current voting rights.

Directors' Principal Occupation and
 Business Experience for Five Years

Dr. David M. Bartley is President of Holyoke Community College, Holyoke, Massachusetts.

Philip M. Hamblet is President of Fred H. Hamblet, Inc., an electrical contracting firm.

Joseph S. Hart is President and Chief Executive Officer of Peterborough Oil Co., Inc., a wholesaler and retailer of branded gasolines and an operator of convenience stores.

David J. Houston is President of David J. Houston Company, a surplus equipment sales company and also is President of Hadley Properties, Inc.

James L. Koontz is Chairman of the Executive Committee of the Board of Granite Bank. Mr. Koontz is retired and formerly was President and Chief Executive Officer of Kingsbury Corporation, a manufacturer of factory automation and machine tools.

Peter C. Read is a corporate director and financial consultant. He is also a director of GC Companies, Inc.

William Smedley, V, is retired and formerly was the Vice President of Human Resources at National Grange Mutual Insurance Co., Keene, New Hampshire.

Charles W. Smith is Chairman of the Board and Chief Executive Officer of Granite State and Granite Bank. Mr. Smith has been the Chief Executive Officer of Granite Bank since October 1982. Mr. Smith is also Chairman of the Board of the Federal Home Loan Bank of Boston.

James C. Wirths, III is retired and formerly was the Vice President of Finance and Treasurer of Tilcon-Arthur Whitcomb, Inc., a building supplier of ready-mix concrete.

E. Story Wright, has been active in community affairs, serving as a trustee of Cheshire Hospital, New Hampshire Charitable Foundation, Monadnock Community Foundation and Monadnock United Way and as a governor of New Hampshire Public Television.

Committees of the Board of Granite State

      Granite State's Board of Directors has appointed an Executive
Committee consisting of Messrs. Smith, Koontz, Bartley, Smedley and Wirths, an Audit Committee composed of Messrs. Wirths, Bartley and Koontz and a Personnel Committee which serves as the Company's Compensation Committee consisting of Messrs. Smedley, Smith, Bartley, Koontz and Hart. The Board of Directors of Granite State does not have a standing Nomination
Committee. The Executive Committee met 5 times during 2000, the Audit Committee met 4 times and the Personnel Committee met 2 times. The
Executive Committee is vested with the authority of the Granite State Board in most matters between meetings of the Granite State Board. The Audit Committee reviews audit procedures and internal controls and the report and performance of the Company's independent auditors. The Personnel Committee determines compensation for the officers and other employees, as well as reviewing the employee benefit plans. The Company's Board of Directors met 5 times, and Granite Bank's Board of Directors met 13 times in 2000. All directors were present for at least 75% of the meetings of the Board and the Committees of which they were a member.

Directors' Compensation

      Directors' Fees. The directors of Granite State are paid $1,000 for each Board of Directors meeting attended and $250 for each committee meeting attended. The directors of Granite State who are also directors of Granite Bank, are paid $1,000 for attendance at board meetings and $250 for each committee meeting attended of the subsidiary. Additionally, the Chairman of the Executive Committee of the Board of Directors of the Bank is also paid a $1,500 annual retainer. The directors may elect to defer their compensation. Additionally, in the first quarter of each year Directors are given the opportunity to receive eighty percent of their estimated fees for attendance at Board meetings during the upcoming year, as a retainer payment, which amount is utilized for the purpose of purchasing shares of Company Common Stock in the open market for the benefit of the individual Directors.

                           EXECUTIVE COMPENSATION

Personnel Committee Report on Executive Compensation

      Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Personnel Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

      The Company does not pay direct cash compensation to the executive officers of the Company. However, the Company's executives are also executive officers of the Bank and are compensated by the Bank. The members of the Personnel Committee are four non-employee members of the Board of Directors and Charles W. Smith, Chairman and Chief Executive Officer of Granite State and the Bank. Mr. Smith offers input and advice as to executive compensation affecting members of the senior management team other than himself. Compensation decisions and recommendations made as to Mr. Smith are made without the participation of Mr. Smith. All decisions by the Personnel Committee relating to the compensation of the Company's executive officers are reviewed by the full Board of Directors, except for decisions about awards under certain of the Company's stock-based compensation plans, which can be made solely by the non-employee members of the Committee. The Committee meets at least annually to review and make recommendations to the Board of Directors regarding the compensation of the Chief Executive Officer and other executives.

      The decisions made by the Personnel Committee as to executive compensation are subjective in nature, and not subject to specific criteria. Set forth below are certain considerations taken into account in determining compensation for the Chief Executive Officer ("CEO") and the other executive officers.

      Base Salaries-In determining the base salaries for the CEO and other executive officers, the committee reviews salaries to ensure that the Bank's base salary levels are competitive with financial institutions similar in size, geographic market and business profile in order for the Bank to attract and retain persons of high quality. The Bank has retained the services of Tom Warren and Associates, Inc., compensation consultants ("Warren"), to provide an independent outside survey and analysis of the appropriateness of senior management compensation. Warren's salary data was based upon financial institutions engaged in comparable activities and provided information as to the median salary by position. Warren relied on several established surveys in establishing the salary ranges for senior management positions. The Committee relied upon the market salaries as indicated by the Warren report in approving salary adjustments.

      Bonus Awards-Bonus compensation for the executive officers generally consist of cash bonuses and long-term benefits such as stock options and restricted stock awards. There is no established incentive compensation or bonus plan. Historically, the Personnel Committee has granted cash bonuses to executive officers based on profitability and/or other factors regarding individual accomplishments and performance towards meeting overall Company and Bank goals and objectives.

      Stock Benefit Plan-The Company also maintains a stock benefit plan in order to promote the growth and profitability of Granite State and to provide key officers and employees with an incentive to achieve corporate objectives. Under the 1997 Long-Term Incentive Stock Benefit Plan, grants of stock options and shares of restricted stock may be made to officers and employees. There were no grants of stock options or restricted stock awards during 2000.

      Compensation of Chief Executive Officer-The Board of Directors approved a base salary for the CEO for the year 2000 of $328,918 which represented a 7% increase from the base salary provided in 1999. The salary level was based in part upon the compensation survey provided by Warren. Mr. Smith's contract calls for a minimum increase of 10% per year, although actual increases, with the consent of Mr. Smith, historically have been less. The increase in salary for 2000 was also based on the overall performance of the Bank during 1999. The Committee also recommended that a bonus of $128,278 be paid to the CEO. In arriving at the bonus amount, the committee considered the Company's net earnings for 2000, including return on average assets and return on average equity. The CEO also received an allocation of shares of Common Stock under the Employee Stock Ownership Plan (which was established in 1986), which allocation was automatic under the ESOP in accordance with the provisions of the ESOP Plan.

                             Personnel Committee

                        William Smedley, V, Chairman
                              David M. Bartley
                               Joseph S. Hart
                               James L. Koontz
                              Charles W. Smith

              Comparison of Five-Year Cumulative Total Return*

      The graph below compares the cumulative total shareholder return on Granite State common stock for the last five years against the cumulative total return of the SNL New England Bank Index and the NASDAQ Total Return Index for the same period.

                                                           Period Ending
                                 --------------------------------------------------------------------
Index                            12/31/95    12/31/96    12/31/97    12/31/98    12/31/99    12/31/00
-----                            --------    --------    --------    --------    --------    --------

Granite State Bankshares, Inc.    100.00      134.95      252.46      226.57      196.80      204.16
NASDAQ - Total US                 100.00      123.04      150.69      212.51      394.92      237.62
SNL New England Bank Index        100.00      136.36      217.05      237.53      222.04      292.81

* Investment of $100 in Granite State's common stock, the SNL New England Bank Index and the NASDAQ Total Return Index. Total return assumes reinvestment of all dividends.

      Summary Compensation Table. The following table shows, for the years ended December 31, 2000, 1999 and 1998, the cash compensation paid by Granite State or its subsidiary, as well as certain other forms of compensation paid or accrued for those years, to the executive officers of the Company who each received total salary and bonus in excess of $100,000 in 2000 ("Named Executive Officers").

                                                                                                 Long Term
                                                              Annual Compensation               Compensation
                                                    -------------------------------------  ----------------------
                                                                                                   Awards
                                                                                           ----------------------
                                                                                Other                  Securities
                                                                                Annual     Restricted  Underlying
                                                                             Compensation    Stock       Options      All Other
Name and Principal Position                  Year   Salary ($)    Bonus ($)     ($)<F2>      ($)<F4>       (#)     Compensation<F5>
---------------------------                  ----   ----------    ---------  ------------  ----------  ----------  ----------------

Charles W. Smith                             2000   $345,918<F1>  $128,278    $      -      $      -          -         $8,959
Chairman and Chief Executive Officer of      1999    319,300<F1>   122,960           -        38,588      5,800          7,273
Granite State and Granite Bank               1998    301,900<F1>   116,000     279,280<F3>   374,750     46,000          9,927

William C. Henson                            2000    156,690        44,656           -             -          -          8,959
Executive Vice President of the Company      1999    146,440        41,735           -        19,294      2,900          7,273
and Senior Executive Vice President and      1998    140,000        39,200      41,684<F3>   187,375     23,000          9,927
Chief Credit Officer of the Bank

Charles B. Paquette                          2000    156,690        44,656           -             -          -          8,959
Executive Vice President, Chief Operations   1999    146,440        41,735           -        19,294      2,900          7,273
Officer and Secretary of the Company and     1998    140,000        39,200      77,114<F3>   187,375     23,000          9,927
Senior Executive Vice President and
Chief Operations Officer of the Bank

William G. Pike                              2000    156,690        44,656           -             -          -          8,959
Executive Vice President and Chief           1999    146,440        41,735           -        19,294      2,900          7,273
Financial Officer of the Company and         1998    140,000        39,200           -       187,375     23,000          9,927
Senior Executive Vice President and Chief
Financial Officer of the Bank

<F1>  Includes Board of Directors' fees.

<F2>  For the periods presented, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for each year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; or (d) preferential discounts on stock.

<F3>  Represents the reimbursement by the Company of taxes related to the exercise by the executive of nonstatutory stock options, which reimbursement approximated the tax benefit received by the Company.

<F4>  Amounts reported in this column represent the fair value of the restricted stock awards at the date of the award. With respect to Messrs. Smith, Henson, Paquette and Pike, the number of unvested shares at December 31, 2000 were 10,240 shares, 5,120 shares, 5,120 shares and 5,120 shares, respectively, and, based upon the year-end price per share of Common Stock of $19.86, the value of these unvested shares were $203,366, $101,683, $101,683 and $101,683, respectively. Awards granted in 1999 and 1998 vest over five years. Dividends paid with respect to all shares awarded are paid to the recipient of the award.

<F5>  With respect to Messrs. Smith, Henson, Paquette and Pike, reflects amounts allocated to officers' accounts pursuant to the Employee Stock Ownership Plan ("ESOP"). Amounts reflect the number of shares allocated for the respective year, multiplied by the year-end price per share of Common Stock, which was $19.86, $19.875 and $23.50 at December 31, 2000, 1999 and 1998, respectively.

      Employment Agreements. Granite State and Granite Bank have entered into contracts with Messrs. Smith, Paquette, Henson and Pike. Mr. Smith receives a minimum base salary of $351,942 under this 5 year contract subject to minimum annual increases of 10%. The contract automatically renews each year, so that the remaining term is five years unless notice of nonrenewal is provided by the Board in which event the contract expires five years after such notice. In the event of a change in control as defined in the contract of Granite State or Granite Bank, resulting in a termination of employment, other than for cause, or upon certain other events of termination of employment other than for cause, Mr. Smith would receive a severance payment equal to the greater of the payments remaining under the contract or three times his average annual salary for the five immediately preceding years, plus an accelerated retirement benefit. In addition, the Company is obligated to indemnify Mr. Smith for any golden parachute excise tax, and any income tax with respect to such indemnification payment, for which he would become liable in connection with a termination following a change in control.

      Messrs. Paquette, Henson and Pike have entered into contracts for three year terms providing that in the event of a change in control as defined therein, followed by a termination of employment or upon certain other events of termination of employment, other than for cause, each would receive a severance payment equal to three times their respective average annual salaries (over the last 3 years) plus accelerated retirement benefits and continued health insurance. These contracts automatically renew each year, so that the remaining term is three years, unless notice of nonrenewal is provided by the Board, in which event the contracts expire three years after such notice.

      Under all of the contracts, in the event of a change in control of Granite State or Granite Bank, previously granted but unexercised stock options and all stock awards will become fully vested and accelerated retirement benefits and insurance coverage will be provided and continued. The officer will be reimbursed for all legal expenses incurred in enforcing the employment contract. Such payments will be made and such rights will vest if the officer terminates his employment following a change in control, either involuntarily or voluntarily.

      Under current tax law, certain of the payments that may be made under these agreements in the event of a change in control may not be deductible by Granite State.

      Stock Options. Options to purchase common stock may be granted under the 1997 Long-Term Incentive Stock Benefit Plan. No stock options were granted to Named Executive Officers during 2000.

      Set forth below is certain information concerning options exercised in 2000, by the Named Executive Officers, and options outstanding to such Named Executive Officers at December 31, 2000.

             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                   FISCAL YEAR-END OPTION VALUES

                                                    Number of Unexercised        Value of Unexercised
                                                         Options at            In-the-Money Options at
                                                     Fiscal Year-End (#)          Fiscal Year-End<F1>
                                                  -------------------------   -------------------------
                     Shares Acquired    Value     Exercisable/Unexercisable   Exercisable/Unexercisable
Name                  Upon Exercise    Realized             (#)                         ($)
----                 ---------------   --------   -------------------------   -------------------------

Charles W. Smith            -            $ -         33,700     69,300          $96,382     $198,198
William C. Henson           -              -         21,671     29,829           61,979       85,311
Charles B. Paquette         -              -         21,671     29,829           61,979       85,311
William G. Pike             -              -         21,671     29,829           61,979       85,311

<F1>  Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2000, at which date the last sale price of the Common Stock as quoted on the Nasdaq Stock Market was $19.86.

      Defined Benefit Plan. Granite State provides a defined benefit retirement plan for all eligible employees of Granite State and its subsidiary, age 21 or older, who have completed at least one year of credited service. Benefits earned become 100% vested after 5 years of vesting service after the attainment of age 18. The normal form of benefit at retirement is a straight life annuity. A participant's retirement benefit will equal 2% of the participant's average annual earnings (over a 3-year period) multiplied by the number of years of credited service (up to a maximum of 30 years), reduced by 1-2/3% of his primary social security benefit multiplied by the number of years of credited service (up to 30 years).

      The following table indicates the estimated annual benefit payable to employees under the Defined Benefit Plan by the salary and years of service classifications indicated, assuming retirement at age 65, during 2000 and a straight life annuity form of payment. As of December 31, 2000, Messrs. Smith, Henson, Paquette and Pike, had 27 years and 10 months, 20 years, 26 years and 2 months and 9 years and 1 month, respectively, of credited service for purposes of the defined benefit retirement plan. Messrs. Smith, Henson and Paquette will have more than the maximum credited service of 30 years at the normal retirement age. Mr. Pike will have 24 years and 9 months of credited service at the normal retirement age.

                 Benefit Based Upon Years of Credited Service at Age 65
Average       ------------------------------------------------------------
Earnings      10 years     15 years     20 years     25 years     30 years
--------      --------     --------     --------     --------     --------

$ 40,000      $ 5,291      $ 7,936      $10,581      $13,226      $15,872
  60,000        8,936       13,404       17,872       22,340       26,808
  80,000       12,794       19,190       25,587       31,984       38,381
 100,000       16,794       25,190       33,587       41,984       50,381
 120,000       20,794       31,190       41,587       51,984       62,381
 140,000       24,794       37,190       49,587       61,984       74,381
 160,000       28,794       43,190       57,587       71,984       86,381
 170,000       30,794       46,190       61,587       76,984       92,381



      Under the Internal Revenue Code of 1986 (the "Code"), the maximum benefit payable under the Defined Benefit Plan per year, in 2000, was $135,000. The compensation utilized in the formula to calculate pension benefits consists of the salary reported in the "Summary Compensation
Table." The benefit amounts shown in the preceding table are subject to deductions for Social Security benefits or other offset amounts. Under the Code, only $170,000 of compensation may be considered for purposes of determining retirement benefits.

      Supplemental Executive Retirement Plan. The Bank maintains a
Supplemental Executive Retirement Plan ("SERP"), which was restated and amended in 1999. Prior to 1999, Mr. Smith was the only designated participant in the SERP. Under the amended SERP, Mr. Smith is to be provided an annual retirement benefit (less the benefits in fact provided under the defined benefit plan) that is equal to 75% of his final 3 calendar years highest average annual rate of salary at retirement. The
SERP also is designed to provide a benefit to replace amounts given up under the Bank's ESOP as a result of Code restrictions. The benefit will be paid over the executive's life or 20 years, whichever is greater. Under the amended SERP, the amount of the projected benefit to which Mr. Smith would be entitled has been actuarially determined to be $282,502 upon retirement at age 62.

      In 1999, the SERP was amended to include Messrs. Henson, Paquette and Pike as participants. If each of the new participants retires on or after attaining age 65, he will be entitled to an annual benefit equal to the "specified wage replacement" (70% for each of Messrs. Henson and Paquette;
50% for Mr. Pike) multiplied by his projected annual salary at age 60 less the final projected wage replacement for such person at age 65 from the Bank's defined benefit plan. Although the supplemental benefit will be based on a specified percentage of the executive's wages at age 60, the benefit will be expensed and accrued to age 65. The projected benefits to which Messrs. Henson, Paquette and Pike would be entitled at age 65 has been actuarially determined to be $118,117, $118,117 and $64,967, respectively.

      The Bank has established a rabbi trust which has purchased life insurance policies on each of the executive's lives in order to ensure that the Bank can satisfy its obligation under the SERP. The Bank makes annual contributions in an amount equal to the expense accrual under the SERP, into a secular trust for the benefit of the executives. In the event of the executive's termination of employment within 36 months of a change in control of the Bank, or in the event of the executive's death, the Bank is required to make contributions to the secular trust from its general assets or from the assets held by the rabbi trust which, when added to the remaining assets in the secular trust, are sufficient to fund the supplemental retirement income benefit. Contributions for the benefit of Mr. Smith with respect to the SERP relating to the years 2000, 1999 and 1998 were $459,170, $459,170 and $256,873, respectively. Contributions for the benefit of Messrs. Henson, Paquette and Pike were $50,738, $60,586 and $34,419, respectively, for each of the years 2000 and 1999.

Compensation Committee Interlocks

      During the year ending December 31, 2000, the Company had no "interlocking" relationships in which (1) any executive officer is a member of the board of directors of another entity, one of whose executive officers is a member of the Company's Board of Directors, or (2) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

Indebtedness of Management and Transactions with Certain Related Persons

      In the ordinary course of business, Granite Bank makes loans to Granite State's and the Bank's directors, officers and parties related to them. Such transactions are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than normal risk of collectibility or present other unfavorable features.



                           AUDIT COMMITTEE REPORT

      In accordance with rules recently established by the SEC, this report has been prepared by the Audit Committee for inclusion in this proxy statement. Each member of the Audit Committee satisfies the definition of independent director as established by the National Association of Securities Dealers.The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Appendix
A.

      As part of its ongoing activities, the Audit Committee has:

      * Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended
            December 31, 2000;

      * Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61,
            Communications with Audit Committees, as amended; and

      * Received the written disclosures and the letter from the independent auditors required by Independence Standards Board
            Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

      Based on the review and discussions referred to above, the Audit
Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual
Report on Form 10-K for the fiscal year ended December 31, 2000 and be filed with the SEC.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities
Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                             The Audit Committee

                        James C. Wirths III, Chairman
                               James L. Koontz
                              David M. Bartley

      PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended December
31, 2000 were Grant Thornton LLP. The Company's Board of Directors has reappointed Grant Thornton LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 2001 subject to ratification of such appointment by the stockholders.

      Set forth below is certain information concerning aggregate fees billed for professional services rendered by Grant Thornton during 2000:

            Audit Fees                            $103,500
            Financial Information Systems
              Design and Implementation Fees      $      0
            All Other Fees                        $  5,000

      The Audit Committee has considered whether the provision of non-audit services (which relate to the audit of the Company's defined benefit and employee stock ownership plans) is compatible with maintaining Grant
Thornton's independence. The Audit Committee concluded that performing such services does not affect Grant Thornton's independence in performing its function as auditor of the Company.

      Representatives of Grant Thornton LLP will be present at the Annual
Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting. Unless marked to the contrary, the shares represented by the enclosed proxy will be voted FOR ratification of the appointment of Grant Thornton LLP as the independent auditors of the Company.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE
APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS OF THE
COMPANY.



                           ADDITIONAL INFORMATION

Stockholder Proposals

      To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in the year 2002, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement, not later than November 15, 2001. Any such proposal will be subject to 17 C.F.R.
240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at an Annual Meeting

      The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than one hundred twenty (120) days before the date on which the Company's proxy statement was released to stockholders in connection with the previous annual meeting. The advance notice by a stockholder must include the stockholder's name and address, as it appears on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual
Meeting, the class and the number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided.
Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the Annual Meeting to be held in the year 2002, must be given to the Company by November 15, 2001.
Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

          OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

      The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at this Annual Meeting, you are urged to return your proxy promptly. If you are present at this Annual
Meeting and wish to vote your shares in person, your proxy may be revoked.

      A COPY OF THE COMPANY'S FORM 10-K (WITHOUT EXHIBITS) FOR THE YEAR
ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON
WRITTEN REQUEST TO GRANITE STATE BANKSHARES, INC., MR. WILLIAM G. PIKE,
EXECUTIVE VICE PRESIDENT, 122 WEST STREET, KEENE, NEW HAMPSHIRE 03431.

By Order of the Board of Directors

/s/  Charles B. Paquette

Charles B. Paquette, Secretary
Keene, New Hampshire
March 15, 2001

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER
OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN,
DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-
PAID ENVELOPE.



                                                                 APPENDIX A

                       GRANITE STATE BANKSHARES, INC.
                                AUDIT CHARTER

Organization

      Audit Committee members shall meet the requirements of the Nasdaq
National Market System. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements and at least one member of the Committee shall have accounting or related financial management expertise.

      Audit Committee members shall be appointed by the Board. If an Audit
Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

      The Committee shall meet as circumstances dictate. The Audit
Committee Chair shall approve an agenda in advance of each meeting. The
Committee should meet privately in executive session at least annually with management, the Director of Internal Audit, the independent auditors and as a Committee to discuss any matters that the Committee or each of these groups believe should be discussed.

Statement of Policy

      The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibilities. The Committee will be responsible for monitoring the integrity of the Company's financial reporting process and systems of key internal controls regarding finance, accounting, legal and regulatory compliance. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditor and the management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Duties

      In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

      In carrying out these responsibilities, the Audit Committee will:

      * Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published in accordance with SEC regulations.

      * Review with management and the independent auditors the financial statements to be included in the Company's Annual
            Report on Form 10-K, prior to the filing thereof, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Discuss certain matters required to be communicated to audit committees in accordance with SAS 61, as amended.

      * In consultation with the management, the independent auditors and the Director of Internal Audit, consider the integrity of the Company's financial reporting processes and controls.
            Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposure. Review significant findings prepared by the independent auditors and the Director of Internal Audit together with Management's responses.

      * Annually prepare a report to the shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement. The SEC requires that the Audit Committee issue a report to shareholders stating whether they have:

            * Reviewed and discussed the audited financial statements with management;

            * Discussed with the independent auditors the matters required to be discussed by SAS 61;



            * Received certain disclosures from the auditors regarding their independence as required by ISB 1; and

            * Based on the foregoing, recommended to the Board to include the audited financial statements in the annual report filed with the SEC.

      * Review with financial management and the independent auditors the Company's quarterly financial results prior to the filing of the Company's Quarterly Report on Form 10-Q. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Audit
            Committee may represent the entire Committee for the purpose of this review.

Independent Auditors

      * The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the shareholders. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

      * Review and approve the independent auditors' engagement letter and audit engagement fees prior to payment. Review significant management consulting engagements to be performed by the independent auditors and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

      * On at least an annual basis, the Committee will review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

      * Review the independent auditors audit plan, discuss scope, staffing, reliance upon management, reliance upon the Internal
            Audit Department staff and general audit approach to see that it is sufficiently detailed and covers any significant areas of concern that the Audit Committee may have.

      * Prior to releasing the year end financial statements, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, as amended.

Internal Audit and Corporate Compliance

      * Review the budget, plan, changes in the plan, activities, organizational structure, and qualifications of the Internal
            Audit department, as needed. The Internal Audit department shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Committee.

      * Review the appointment, performance and replacement of the Director of Internal Audit.

      * Review significant reports prepared by the Internal Audit department together with management's response and follow-up to these reports.

      * On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements.

      * On at least an annual basis, obtain and review a report as to the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies. Review all reports concerning any significant fraud or regulatory noncompliance that occurred at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

      * On at least an annual basis, discuss with the Internal Auditor the effectiveness of the system for monitoring compliance with laws and regulations. Be satisfied that all significant regulatory compliance matters have been considered in the preparation of the financial statements.



Other Audit Committee Responsibilities

      * Perform such other functions as assigned by law, the Company's charter or by-laws, or the Board.

      * Develop an annual plan responsive to the "responsibilities and duties" detailed herein with input from management and their key committee advisors. The annual plan shall be reviewed and approved by the full Board.

      *     Maintain minutes of meetings and report to the Board as needed.

      * Periodically perform self-assessment of Audit Committee performance.

            * Review, discuss and assess its own performance as well as the Committee's roles and responsibilities, seeking input from senior management, the full Board and others if needed.

            * Review each member's contribution to the Committee through the use of a self-assessment form, which is then evaluated by the Chair of both the Audit Committee and the Board.

            * Discuss and address with either the internal auditors or the independent auditors any significant issues relative to overall Board responsibility that, in their judgement, have been communicated to management but have not been adequately resolved.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws and regulations.



                                [PROXY CARD]

                               REVOCABLE PROXY
                       GRANITE STATE BANKSHARES, INC.

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                       Annual Meeting of Stockholders
                               April 10, 2001

      The undersigned hereby appoints the Proxy Committee of the Board of Directors, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at an Annual Meeting of Stockholders
("Meeting") to be held at the Keene Country Club, Keene, New Hampshire at
10:00 a.m. (local time) on April 10, 2001. The Proxy Committee of the Board of Directors is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                      For All
                                                     For   Withhold   Except

1.    The election as directors of all nominees      [ ]      [ ]       [ ]
      listed (except as marked to the contrary
      below):

      Dr. David M. Bartley      Peter C. Read
      Charles W. Smith          James C. Wirths III

INSTRUCTION: To withhold your vote for any nominee(s), mark "For All
Except" and write that nominee's name on the line below.

---------------------------------------------------------------------------
                                                     For    Against   Abstain

2.    The ratification of the appointment of         [ ]      [ ]       [ ]
      Grant Thornton LLP as auditors
      for the fiscal year ending December 31,
      2001.

Check box if you plan to attend Meeting-------------------------------> [ ]

      The Board of Directors recommends a vote "FOR" each of the nominees listed under Proposal 1 and "FOR" Proposal 2.

      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE.
IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, INCLUDING WITHOUT LIMITATION
A MOTION TO ADJOURN OR POSTPONE THE ANNUAL MEETING TO ANOTHER TIME AND/OR
PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES OR OTHERWISE, THIS
PROXY WILL BE VOTED BY THE PROXY COMMITTEE OF THE BOARD OF DIRECTORS IN
THEIR DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO
OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

                                      -------------------------------------
Please be sure to sign and date       |  Date                             |
this Proxy in the box below.          |                                   |
---------------------------------------------------------------------------
|                                                                         |
|                                                                         |
------Stockholder sign above--------------Co-holder (if any) sign above----



Detach above card, sign, date and mail in postage paid envelope provided.

                       GRANITE STATE BANKSHARES, INC.

|-----------------------------------------------------------------------------|
|       Should the above signed be present and elect to vote at the Meeting   |
| or at any adjournment thereof and after notification to the Secretary of    |
| the Company at the Meeting of the stockholder's decision to terminate this  |
| proxy, then the power of said attorneys and proxies shall be deemed         |
| terminated and of no further force and effect. This proxy may also be       |
| revoked by sending written notice to the Secretary of the Company at the    |
| address set forth on the Notice of Annual Meeting of Stockholders, or by    |
| the filing of a later dated proxy card prior to a vote being taken on a     |
| particular proposal at the Meeting.                                         |
|                                                                             |
|       The above signed acknowledges receipt from the Company prior to the   |
| execution of this proxy of a Notice of the Meeting and a proxy statement    |
| dated March 15, 2001 and the 2000 Annual Report to Stockholders.            |
|                                                                             |
|       Please sign exactly as your name appears on this card. When signing   |
| as attorney, executor, administrator, trustee or guardian, please give your |
| full title. If shares are held jointly, each holder should sign.            |
|                                                                             |
|         PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY         |
|-----------------------------------------------------------------------------|

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